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                           STOCK REPURCHASE AGREEMENT

                  THIS STOCK REPURCHASE AGREEMENT (this "Agreement") is made as of this 21st day of May, 1998, by and among Lexye Sumantri (the "Seller"), Astrid Holdings, Inc., a Delaware corporation ("Astrid"), and EXE Technologies, Inc., a Delaware corporation (the "Company").

                                   BACKGROUND

                  The Seller, who is the sole shareholder of Astrid, currently owes the Company $200,000 pursuant to a Promissory Note dated __________, 1997 in favor of the Company (the "Seller's Note"). Astrid owes the Company $1,103,000 (the "Astrid Debt") pursuant to a long-term loan from the Company to Astrid in the amount of $750,000 (the "Astrid Loan") and certain other inter-company receivables in the amount of $353,000 (the "Astrid Receivables"). The Seller owns 487,037 shares of Class A Common Stock, par value $.01 per share, of the Company (the "Shares").

                  The Seller desires to sell the Shares to the Company, and the Company desires to repurchase the Shares from the Seller, on the terms and conditions set forth herein. The Seller desires to repay to Seller's Note, and Astrid desires to repay the Astrid Debt.

                  Intending to be legally bound, and in consideration of the mutual agreements contained herein, the parties agree as follows:

         1. SALE AND REPURCHASE OF THE SHARES. The Seller hereby sells, assigns, delivers and transfers to the Company, and the Company hereby repurchases and acquires from the Seller, all right, title and interest in and to the Shares for a purchase price per share of $4.46 and an aggregate purchase price of $2,172,185.02 (the "Purchase Price").

         2. SURRENDER OF CERTIFICATES. Promptly after execution of this Agreement, the Seller shall surrender and deliver to the Company the fully-endorsed stock certificates representing the Shares, together with one or more fully-executed stock powers in a form reasonably acceptable to the Company.

         3. CONSIDERATION. Promptly after satisfaction of the obligations set forth in Section 2, as payment in full of the Purchase Price, the Company shall:

              3.1 credit the amount of $200,000 against the outstanding balance on the Seller's Note, which shall constitute payment in full of the Seller's Note;

              3.2 credit the amount of $750,000 against the outstanding balance on

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the Astrid Loan, which shall constitute payment in full of the Astrid Loan;

              3.3 credit the amount of $353,000 against the outstanding balance of the Astrid Receivables, which shall constitute payment in full of the Astrid Receivables; and

              3.4 pay to the Seller the net amount of $869,185.02 by delivery of the Company's check or by wire transfer.

         4. ASTRID OPTION AGREEMENT. Upon satisfaction of the obligations set forth in Section 2, the Astrid Agreement dated September 15, 1997 among the Company, Astrid and the stockholders named therein shall terminate and be of no further force and effect.

         5. INTERCOMPANY AGREEMENT. Upon satisfaction of the obligations set forth in Section 2, the Intercompany Services and Facilities Agreement dated __________, 1997 between Astrid and Neptune Systems, Inc., a predecessor of the Company, shall terminate and be of no further force and effect.

         6. SELLERS'S REPRESENTATIONS AND WARRANTIES. The Seller and Astrid, jointly and severally, represent and warrant to the Company as follows:

              6.1 The Seller is the owner of the Shares, free and clear of all liens, security interests, pledges, claims, liabilities and restrictions of any nature whatsoever.

              6.2 The Company shall acquire good and marketable title to the Shares being repurchased by the Company free and clear of any liens, security interests, pledges, claims, liabilities and restrictions of any nature whatsoever.

              6.3 There are no judgments, orders, decrees, injunctions or suits existing, pending or threatened involving or relating to the Shares.

              6.4 The Seller and Astrid each have full legal right and power to enter into and perform this Agreement and each other agreement, document, instrument or writing contemplated by this Agreement.

              6.5 Upon execution of this Agreement and satisfaction by the parties of their respective obligations hereunder, there shall be no outstanding debts or obligations between the Company, on the one hand, and the Seller and Astrid, on the other hand.

              6.6 This Agreement, and each other agreement, document, instrument or writing contemplated by this Agreement, after execution and delivery by the Seller and Astrid, shall constitute the valid and binding obligation of the Seller and Astrid, enforceable in

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accordance with its terms. Neither the execution and delivery of this Agreement, or any of the other agreements, documents, instruments or writings contemplated by this Agreement, by the Seller or Astrid nor the consummation by the Seller or Astrid, of the transactions contemplated hereby or thereby (i) require the consent of any Person, (ii) give any Person any right or in the Shares, or (iii) violate any agreement or instrument to which the Seller or Astrid is a party. "Person" as used herein means a natural person, joint venture, corporation, sole proprietorship, trust estate, partnership, cooperative, association, non-profit organization, government (including any branch, agency, subdivision or department thereof) or other entity.

         7. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Seller and Astrid as follows:

              7.1 The Company has all requisite power and authority to enter into this Agreement and each other agreement, document, instrument or writing contemplated by this Agreement.

              7.2 This Agreement has been duly and validly authorized by the Company.

              7.3 Upon execution of this Agreement and satisfaction by the parties of their respective obligations hereunder, there shall be no outstanding debts or obligations between the Company, on the one hand, and the Seller and Astrid, on the other hand.

              7.4 This Agreement, and each other agreement, document, instrument or writing contemplated by this Agreement, after execution and delivery by the Company, shall constitute the valid and binding obligation of the Company enforceable in accordance with its terms. Neither the execution and delivery of this Agreement, or any of the other agreements, documents, instruments or writings contemplated by this Agreement, by the Company nor the consummation of the transaction contemplated hereby or thereby will (i) require the consent of any Person, or (ii) violate any agreement to which the Company is a party.

         8. INDEMNIFICATION.

              8.1 The Seller and Astrid jointly and severally shall indemnify, defend and hold harmless the Company, from and after the date hereof, against any and all actions, causes of action, suits, claims, demands, settlements, judgments, losses, damages, expenses and any other liabilities (including, but not limited to, reasonable attorneys' fees, costs of investigation, interest and penalties), arising out of, relating to, connected with or with respect to any of the following:

                  8.1.1 Any misrepresentation or breach or failure of any

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representation, warranty, covenant or agreement made by the Seller or Astrid in this Agreement or in any other agreement, document, instrument or writing delivered or to be delivered pursuant to this Agreement; and/or

                  8.1.2 Any actions, causes of action, claims, demands, suits, settlements, judgments, damages, losses, costs and legal and other expenses incident to the foregoing.

              8.2 The Company shall indemnify, defend and hold harmless the Seller, from and after the date hereof, against any and all actions, causes of action, suits, claims, demands, settlements, judgments, losses, damages, expenses and any other liabilities (including, but not limited to, reasonable attorneys, fees, costs of investigation, interest and penalties), arising out of, relating to, connected with or with respect to any of the following:

                  8.2.1 Any misrepresentation or breach or failure of any representation, warranty, covenant or agreement made by the Company in this Agreement or in any other agreement, document, instrument or writing delivered or to be delivered pursuant to this Agreement; and/or

                  8.2.2 Any actions, causes of action, claims, demands, suits, settlements, judgments, damages, losses, costs and legal and other expenses incident to the foregoing.

         9. NOTICES. All notices, consents and other communications required or permitted under this Agreement shall be in writing, and shall be deemed to have been duly given (a) when delivered personally, (b) seven (7) business days after being mailed by first class certified mail, postage prepaid, return receipt requested, or (c) one (1) business day after being sent by an internationally recognized overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated on the signature page of this Agreement. Notices may also be given by prepaid telegram or facsimile and shall be effective on the date transmitted if confirmed within twenty-four (24) hours thereafter by a signed original sent in the manner provided in the preceding sentence. Any party may change its address for notices by giving notice of a new address to each other party in accordance with this Section 9, except that any such change of address notice shall not be effective unless and until received.

         10. MISCELLANEOUS.

              10.1 This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any and all prior written or oral communications and agreements, and all contemporaneous oral communications among the parties concerning the subject matter hereof.

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              10.2 No provision of this Agreement may be amended, changed or modified in any manner, orally or otherwise, except by an instrument in writing signed by all parties affected by such provision.

              10.3 This Agreement shall be binding upon and inure to the benefit of the parties and their respective beneficiaries, heirs, executors, administrators, successors and assigns. No party shall in any manner assign any of is rights or obligations under this Agreement without the express prior written consent of the other parties.

              10.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of any jurisdiction.

              10.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Agreement, it shall be necessary to produce more than one such counterpart.

              10.6 All agreements, representations and warranties made in this Agreement or pursuant hereto shall survive the date hereof, any investigation, and the consummation of the transactions herein contemplated.

              10.7 If any term or provision of this Agreement or the application thereof to any Person or circumstances shall to any extent, be invalid or unenforceable, then the remainder of this Agreement or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

              10.8 As used in this Agreement, all pronouns and any, variations thereof shall refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or entity may require.

              10.9 Headings and captions herein are inserted for convenience, do not constitute a part of this Agreement, and shall not be admissible for the purpose of proving the intent of the parties.

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         IN WITNESS WHEREOF, the parties have executed this Stock Repurchase
Agreement as of the date first above written.

                                       SELLER:


                                       By: /S/ LEXYE SUMANTRI
                                           -----------------------------------
                                              Lexye Sumantri
                                              Address: 4314 MARINA CITY DR 416
                                                       MARINA DEL REY, CA 90292


                                      ASTRID HOLDINGS, INC.


                                      By: /S/ LEXYE SUMANTRI
                                          -----------------------------------
                                               Lexye Sumantri
                                               Address: 4314 MARINA CITY DR 416
                                                        MARINA DEL REY, CA 90292


                                      EXE TECHNOLOGIES, INC.


                                      By: /S/ AC BELSKY
                                          -----------------------------------
                                      Name: AC BELSKY
                                            ---------------------------------
                                      Title:  VICE PRESIDENT, CFO
                                            ---------------------------------
                                      Address: 12740 Hillcrest Road
                                               Dallas, Texas 75230